(11) Intangible Assets	3 Months Ended
Dec. 31, 2013
Notes
(11) Intangible Assets

(11)         INTANGIBLE ASSETS

The following table summarizes the activity of intangible assets for the first fiscal quarter ended December 31, 2013:

	Borinquen Container Corporation	International Surveillance Services Corp.	Patent	Total

Intangible assets:
Patent license agreement	$ -	$ -	$ 50,000	$ 50,000
Royalty agreement	11,616,984	5,003,583	-	16,620,567
Total intangible assets	11,616,984	5,003,583	50,000	16,670,567
Accumulated amortization	(831,072)	(625,448)	(21,759)	(1,478,279)
Intangible assets, net of accumulated amortization	$10,785,912	$ 4,378,135	$ 28,241	$15,192,288

Borinquen Container Corporation

On September 5, 2012, the Company entered into an agreement to redeem the royalty held by Borinquen Container Corporation (“Borinquen”) pursuant to a royalty agreement dated July 1, 2011, as amended.  Under the terms of the royalty, Borinquen had the right to receive 20 percent of net revenues derived within certain geographic territories.

On February 1, 2013, the Company redeemed the royalty with Borinquen and the Company capitalized the total cost of the royalty purchase commitment of $11,616,984, as a non-current asset and will amortize the asset over the remaining term of the royalty agreement, subject to periodic analysis for impairment based on future expected revenues.  The Company will annually calculate the amortization based on the effective royalty rate and on the revenues in the geographic territory subject to the royalty. The Company’s analysis will be based on such factors as historical revenue and expected revenue growth in the territory.

As of December 31, 2013, the Company had a balance of $11,616,984 of intangible assets, as noted in the table above. The Company recorded $157,698 of amortization expense on intangible assets for Borinquen during the three months ended December 31, 2013, resulting in a total accumulated amortization of $831,072 and net other intangible assets of $10,785,912.

International Surveillance Services Corp.

Effective July 1, 2011, the Company entered into a stock purchase agreement and purchased all of the issued and outstanding shares of International Surveillance Services Corp. (“ISS”), a Puerto Rico corporation, to utilize the knowledge and connections of ISS in Central and South America and to acquire the rights to certain territorial commissions that were payable by the Company to ISS.

As of December 31, 2013, the Company had a balance of $5,003,583 of intangible assets, as noted in the table above. The Company recorded $62,545 of amortization expense on intangible assets for ISS during the three months ended December 31, 2013, resulting in a total accumulated amortization of $625,448 and net other intangible assets of $4,378,135.

Patent License

On January 29, 2010, the Company and Satellite Tracking of People, LLC (“STOP”) entered into a license agreement whereby STOP granted to the Company a non-exclusive license under U.S. Patent No. 6,405,213 and any and all patents issuing from continuation, continuation-in-part, divisional, reexamination and reissues thereof and along with all foreign counterparts, to make, have made, use, sell, offer to sell and import covered products in the Company’s present and future business.  The license will continue for so long as any of the licensed patents have enforceable rights.  The license is not assignable or transferable except for sublicenses within the scope of the license to the Company’s subsidiaries.

The Company paid $50,000 as consideration for the use of this patent. The Company recorded $1,389 of amortization expense for the patent during the three months ended December 31, 2013, resulting in a total accumulated amortization relating to the patent of $21,759 and net intangible assets of $28,241.